Exhibit 99.3

LOAN AGREEMENT

This Loan Agreement (this "Agreement"), dated April1Q 2018, is by and between Green Acres Partners A, LLC, a California limited liability company (the "Lender"), on the one hand, and STWC Holdings, Inc., a Colorado corporation (the "Borrower"), on the other hand.

RECITALS

WHEREAS, the Lender desires to provide the Borrower with a loan to meet its capital needs with respect to specific projects in San Diego, California;

WHEREAS, the Borrower has indicated that it wishes to borrow an aggregate of up to TWO HUNDRED AND FIVE THOUSAND DOLLARS ($205,000); and

WHEREAS, the parties desire that the Lender will loan the Borrower money to be used to meet its capital needs for the aforementioned San Diego, CA projects;

NOW THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as set forth below.

1.             Principal. Upon receipt of funds, the Borrower promises to unconditionally pay to the order of the Lender the aggregate principal amount set forth in the associated promissory note (the "Loan Amount"), together with interest pursuant to this Agreement and the corresponding promissory note documenting the Loan Amount. Repayment of the Loan Amount shall be subject to the terms and conditions of this Agreement and the Promissory Note attached hereto as Exhibit A (the "Note"), to be issued to the Lender upon receipt of funds.

2.             Interest Rate. The rate of simple interest for the Loan Amount shall be TWELVE PERCENT (12%) per annum and will be due as provided herein.

3.             Installments. All payments, including interest payments, shall be deferred until such time as the first of the two (2) San Diego, CA project facilities, at 11189 Sorrento Valley Rd., San Diego, CA or 2375 Paseo de las Americas, San Diego, CA has been fully licensed and conducting commercial transactions for sixty (60) calendar days, but in no event shall payments start later than September 1, 2018. Thereafter, Borrower shall pay interest and principal on sixty percent (60%) of Borrower's ownership percentage of available net profits from the San Diego projects.

4.             Guaranty; Pledge. Funding of the Loan Amount is conditioned upon receipt of the personal guaranty of Shawn David Phillips and a UCC-I pledge on Borrower's lawful share of assets of STWC Sorrento Valley, LLC ("STWCSV"). A voting agreement between the Managing Member of STWCSV and the Lender will be executed giving both parties equal powers on the distribution of funds outside of the entity, that will remain effect for the duration of the Note. Lender acknowledges and understands that the in the event of default of the Note, which is not cured as addressed in the Note, the Lender may elect to be added as an owner of the license and must be disclosed to the local licensing authority and the California Bureau of Cannabis Control.

5.             Purchase Option. As inducement to entering into this Loan Agreement, Lender shall have the option to purchase up to fifteen percent (15%) ownership from Borrower's lawful ownership in each respective project detailed below ("Purchase Option"). The Purchase Option shall be valid for three (3) years from the effective date of this Agreement. For the avoidance of doubt, the Purchase Option extends to Borrower's membership units of STWC Sorrento Valley, LLC, STWC Ventures CA, LLC or other such local entity used by STWC for licensing purposes in the San Diego projects, at a valuation based on the below table.

Project	Location	Valuation
11189 Sorrento Valley	San Diego, CA	$2,000,000
200 Palm Ave.	Imperial Beach, CA	$100,000
2935 San Luis Rey	Oceanside, CA	$100,000
2375 Paseo de Las Americas	San Diego, CA	$250,000
All subsequent dispensaries		$750,000 each

Lender acknowledges and understands that the conversion contemplated herein will cause it to acquire an ownership interest in a licensed cannabis business that must be disclosed to the local licensing authority and the California Bureau of Cannabis Control.

6.             Representations and Warranties.

Each of the parties hereto represents and warrants to the others as follows:

6.1             Powers and Authority. It has all necessary power to carry on its present business and has full right, power and authority to enter into this Agreement, to make the loans or borrowings, as applicable, herein provided for, and otherwise perform and to consummate the transactions contemplated hereby.

6.2             No Conflicts. This Agreement does not, and the performance or observance by the party of any of the matters and things herein provided for will not, constitute an Event of Default, as defined in the Note, or event which with the lapse of time, the giving of notice or both, would constitute an event of default under any other agreement to which it is a party or by which it is bound.

6.3             Corporate Organization. It is a duly organized and validly existing under its jurisdiction of organization.

6.4             Corporate Authorization. The board of directors or other governing body of the party has authorized the execution and performance of this Agreement.

7.             Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Borrower shall pay up to $5,000.00 of the Lender's reasonable, documented attorney's fees incurred in connection with the negotiation of this Agreement, the issuance of the Note and such fees shall be added to the principal of the Note.

8.             Successors and Assigns: Assignment. Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. The Borrower may not assign this Agreement or any of the rights or obligations referenced herein without the prior written consent of the Lender. The Lender may assign this Agreement, in whole or in part, without the prior consent of the Borrower, and any assignee of this Agreement shall inure to all of the rights of the Lender hereunder.

9.             Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon three (3) business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

If to the Lender at:
Green Acre Partners A, LLC 4 Richland Place Pasadena, CA 91103 Attention: Justin Yorke Email Address: justin@mcgrainfinancial.com

If to the Borrower at:
STWC Holdings, Inc. 1350 Independence Street, Suite 300 Lakewood, CO 80215 Attention: Erin Phillips Email Address: erin strainwise.com

10.           No Stockholder Rights. Nothing contained in this Agreement shall be construed as conferring upon Lender or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower.

11.           Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

12.           Binding Agreement: Survival. This Agreement shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

13.           Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Lender, upon any breach or default of the Borrower under this Agreement shall impair any such right, power, or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to the Lender, shall be cumulative and not alternative.

14.           Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the language used in this Agreement has been chosen by the parties to express their mutual intent. Accordingly, no rules of strict construction will be applied against any party with respect to this Agreement.

15.           Cumulative Rights. No delay on the part of the Lender in the exercise of any power or right under this Agreement or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

16.           Payments Free of Taxes, Etc. All payments made by the Borrower under this Agreement shall be made by the Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings. In addition, the Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Agreement. Upon request by the Lender, the Borrower shall furnish evidence satisfactory to the Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

17.           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

18.           Other Interpretive Provisions. References in this Agreement to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "include" and "including" and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

19.           No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

20.           Attorneys' Fees. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

21.           Governing Law: Jurisdiction; Venue. This Agreement, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between parties in Colorado. The Borrower irrevocably submits to the personal jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Borrower in connection with any such suit, action or proceeding may be served on the Borrower anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Borrower irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Borrower irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

22.           Entire Agreement Integration Clause. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Agreement supersedes and nullifies all other agreements made between the parties hereto.

23.           Counterparts. This Agreement may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BORROWER STWC Holdings, Inc., a Colorado corporation

By:	/s/ Erin Phillips
Name:	Erin Phillips
Its:	President and CEO

LENDER Green Acres Partners A, LLS By Green Acres Partners B, LLC, Manager

By:	/s/ Justin Yorke
Name:	Justin Yorke
Its:	Manager

EXHIBIT A

PROMISSORY NOTE

$ 205,000.00	April 6, 2018

FOR VALUE RECEIVED, STWC Holdings, Inc., a Colorado corporation with an address of 1350 Independence Street, Suite 300, Lakewood, CO 80215 (hereinafter "STWC") undersigned, Promises to pay to the order of Green Acres Partners A, LLC, a California limited liability company ("Holder"), the sum of TWO HUNDRED FIVE THOUSANDDOLLARS ($205,000.00), together with interest thereon at the rate of twelve (12%) percent per annum from the date hereof, in monthly installments of until paid. No payments are required until such time as STWC's dispensary project at 11189 Sorrento Valley Rd., San Diego, CA or its manufacturing project located at 2375 Paseo de las Americas, San Diego, CA has secured all licenses and been engagement in commercial transactions for sixty (60) calendar days, but in no case later than September 1, 2018. Thereafter, Borrower shall pay monthly interest only payments and principal reduction payments on the total amount funded under the Note, equal to sixty percent (60%) of Borrower's ownership percentage of available net profits from the San Diego projects. Each installment to be paid not later than the 5th day of each succeeding month thereafter.

Such payments shall continue until the entire indebtedness evidenced by this Note is fully paid ("Maturity Date"), but not later than September 1, 2020.

2.             There shall be no penalty for prepayment of this Note.

3.             Payments received for application to this Note shall be applied first to the payment of accrued interest specified above, and the balance applied in reduction of the principal amount hereof.

4.             All parties now and hereafter liable with respect to this Note, whether STWC, endorsee or otherwise, hereby waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest. No delay or omission on the part of Holder in exercising any right under this Note or any other instrument securing payment of this Note shall operate as a waiver by Holder of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

6.             If any payment required by this Note is not paid when due, the entire principle amount outstanding shall at once become due and payable at the option of the Holder by providing written notice as set forth herein ("Acceleration"); and the indebtedness shall bear interest at the rate of eighteen (18%) percent per annum from the date of default. The Holder shall be entitled to collect all reasonable costs, and expense of collection, including but not limited to reasonable attorney's fees.

7.             If any payment required by this Note, is not paid when due, Holder shall have the remedies as set forth in Section 9 hereof, ten (10) days after written notice of default has been given to STWC, as set forth herein. Such notice of default shall specify the amount of the nonpayment plus any other costs, expenses and fees due under this Note. Until the expiration of said ten-day period, STWC may cure all defaults consisting of a failure to make required payments by tendering the amounts of all unpaid sums due at the time of tender, without acceleration, as specified by the Holder in such notice. Cure restores STWC to its rights under this Note as though defaults had not occurred. Notice to STWC provided for in this Section shall be in writing and shall be given and be effective upon (1) delivery to STWC or (2) mailing such notice by first-class U.S. mail, certified and addressed to STWC at the STWC address stated above, or to such other address as STWC may designate by notice to the Holder.

8.             Any notice to the Holder shall be in writing and shall be given and be effective upon (1) delivery to the Holder or (2) mailing such notice by first-class U.S. mail, to the Holder at the address stated above, or to such other address as Holder may designate by notice to STWC.

9.             In the event of Default under this Note, the Holder has, in addition to any other rights under this Note or under applicable law, the right without notice to STWC to declare the unpaid principal balance, and all interest thereon, and all other amounts payable under this Note immediately due and payable for full satisfaction of all unpaid principal balance, and all interest thereon.

10.            Holder shall not be required to resort to or pursue any of its rights or remedies under or with respect to any other agreement before pursuing any of its rights or remedies under this Note. Holder may pursue its rights and remedies in such order as it determines. The rights and remedies provided in this Note are cumulative and not exclusive of any rights or remedies provided by law or by any other agreement.

11.            Waiver. The failure or delay by Holder in exercising any of its rights under this Note or under or with respect to the Note shall not constitute a waiver thereof in that or any other instance. The Holder may waive its rights only by an instrument in wilting signed by it.

12.            Acceleration of Debt. In the event STWC sells, assigns, transfers, or attempts to sell, assign or otherwise transfer any of its cannabis business licenses without the written consent of Holder, Holder may declare the unpaid principal balance, and all interest thereon, and all other amounts payable under this Note immediately due and payable for full satisfaction of all unpaid principal balance, and all interest thereon.

13.           This Note shall not be assignable, transferable and is personal to the Holder.

14.           This Note shall be governed by, and construed according to, the laws of the State of Colorado.

15.           This Note may not be modified or discharged orally.

STWC HOLDINGS, INC.

By. /s/ Erin Phillips,       Erin Phillips, President

Date: 4/6/18

EXHIBIT B
[Personal Guaranty]